UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Growth Fund

July 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 14, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a domestic portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Advisor”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), healthcare, financial services, infrastructure, energy and natural resources and consumer groups.

The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally the Fund invests in approximately 65-120 companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2012.

The Fund underperformed its benchmark for both the six- and 12-month periods, before sales charges. For the 12-month period, both stock and sector selection detracted from relative performance. Strong stock selection in the consumer staples and discretionary sectors did not completely offset unfavorable stock selection in the energy, healthcare, technology and financial sectors. The underweight to consumer staples stocks, which had among the strongest absolute returns during the period, detracted from performance.

For the six-month period, stock selection detracted, while sector selection contributed positively. Stock selection within the technology, energy, healthcare and financial sectors detracted from returns, while contributing in the consumer discretionary and staples sectors. Positive sector selection in the energy and materials sectors contributed, while an underweight to the consumer staples sector, which performed strongly, detracted. The Fund’s modest cash position detracted in both periods.

The Fund did not use leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

The lack of resolution to the euro-area crisis and growing fears of a hard landing in China dampened investor risk appetite globally. In the view of the U.S. Growth Portfolio Oversight Group (the “Team”) these risks are as real as the possibility of a federal fiscal spending impasse in the United States. However, corporate earnings continue to climb in the U.S. against a backdrop of moderate gross domestic

ALLIANCEBERNSTEIN GROWTH FUND •	1

product growth amidst signs of stabilization in the housing market. Given the perception of heightened risk post-credit crisis, companies have lowered their debt leverage, focused their operations on margin improvement and cash flow generation, and reduced capital investments, additional stock buybacks and dividends. While high-dividend paying companies have attracted interest as alternatives to

lower-yielding bonds, the Team has continued to pursue companies that have more attractive reinvestment opportunities that the Team believes can generate strong returns and earnings growth. When macro concerns recede in the U.S. and globally, the Team is confident that the Fund’s holdings of quality companies with strong long-term growth potential will be awarded higher valuations.

2	• ALLIANCEBERNSTEIN GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Growth Fund*
Class A	2.96%	4.16%

Class B**	2.56%	3.32%

Class C	2.58%	3.42%

Advisor Class†	3.11%	4.46%

Class R†	2.85%	4.00%

Class K†	3.04%	4.38%

Class I†	3.17%	4.69%

Russell 1000 Growth Index	5.27%	8.26%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2012, by 0.24% and 0.38%, respectively. Includes the impact of proceeds received and credited to the Fund resulting from third-party regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2012, by 0.08%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/02 TO 7/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Fund Class A shares (from 7/31/02 to 7/31/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.16%	-0.27%
5 Years	0.42%	-0.45%
10 Years	5.81%	5.35%

Class B Shares
1 Year	3.32%	-0.68%
5 Years	-0.39%	-0.39%
10 Years(a)	5.16%	5.16%

Class C Shares
1 Year	3.42%	2.42%
5 Years	-0.31%	-0.31%
10 Years	5.05%	5.05%

Advisor Class Shares†
1 Year	4.46%	4.46%
5 Years	0.72%	0.72%
10 Years	6.14%	6.14%

Class R Shares†
1 Year	4.00%	4.00%
5 Years	0.33%	0.33%
Since Inception*	2.70%	2.70%

Class K Shares†
1 Year	4.38%	4.38%
5 Years	0.66%	0.66%
Since Inception*	3.01%	3.01%

Class I Shares†
1 Year	4.69%	4.69%
5 Years	0.98%	0.98%
Since Inception*	3.34%	3.34%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.51%, 2.31%, 2.24%, 1.21%, 1.60%, 1.31% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-1.50%
5 Years	-0.63%
10 Years	4.44%

Class B Shares
1 Year	-1.94%
5 Years	-0.56%
10 Years(a)	4.24%

Class C Shares
1 Year	1.12%
5 Years	-0.48%
10 Years	4.14%

Advisor Class Shares†
1 Year	3.18%
5 Years	0.54%
10 Years	5.21%

Class R Shares†
1 Year	2.71%
5 Years	0.16%
Since Inception*	2.66%

Class K Shares†
1 Year	3.06%
5 Years	0.48%
Since Inception*	2.97%

Class I Shares†
1 Year	3.39%
5 Years	0.80%
Since Inception*	3.31%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.60	$6.96	1.38%
Hypothetical**	$1,000	$1,018.00	$6.92	1.38%
Class B
Actual	$1,000	$1,025.60	$11.03	2.19%
Hypothetical**	$1,000	$1,013.97	$10.97	2.19%
Class C
Actual	$1,000	$1,025.80	$10.58	2.10%
Hypothetical**	$1,000	$1,014.42	$10.52	2.10%
Advisor Class
Actual	$1,000	$1,031.10	$5.40	1.07%
Hypothetical**	$1,000	$1,019.54	$5.37	1.07%
Class R
Actual	$1,000	$1,028.50	$8.02	1.59%
Hypothetical**	$1,000	$1,016.96	$7.97	1.59%
Class K
Actual	$1,000	$1,030.40	$6.36	1.26%
Hypothetical**	$1,000	$1,018.60	$6.32	1.26%
Class I
Actual	$1,000	$1,031.70	$4.80	0.95%
Hypothetical**	$1,000	$1,020.14	$4.77	0.95%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $575.5

TEN LARGEST HOLDINGS**

July 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$57,570,238	10.0%
Google, Inc. – Class A	21,219,686	3.7
Philip Morris International, Inc.	20,616,977	3.6
Oracle Corp.	16,167,268	2.8
QUALCOMM, Inc.	15,676,742	2.7
Schlumberger Ltd.	13,474,553	2.3
Altria Group, Inc.	12,388,068	2.2
Danaher Corp.	11,668,897	2.0
Boeing Co. (The)	10,188,494	1.8
eBay, Inc.	9,828,841	1.7
	$188,799,764	32.8%

*	All data are as of July 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.1%
Information Technology – 31.4%
Communications Equipment – 3.3%
Cisco Systems, Inc.	213,400	$3,403,730
QUALCOMM, Inc.	262,680	15,676,742

		19,080,472

Computers & Peripherals – 10.0%
Apple, Inc.(a)	94,260	57,570,238

Internet Software & Services – 5.4%
eBay, Inc.(a)	221,870	9,828,841
Google, Inc. – Class A(a)	33,524	21,219,686

		31,048,527

IT Services – 3.0%
Cognizant Technology Solutions Corp. – Class A(a)	169,670	9,632,166
Visa, Inc. – Class A	59,490	7,678,374

		17,310,540

Semiconductors & Semiconductor Equipment – 2.3%
Broadcom Corp. – Class A(a)	120,960	4,098,125
Marvell Technology Group Ltd.	331,300	3,730,438
Xilinx, Inc.	158,640	5,139,936

		12,968,499

Software – 7.4%
Informatica Corp.(a)	124,720	3,680,487
Intuit, Inc.	166,790	9,677,156
Oracle Corp.	535,340	16,167,268
Red Hat, Inc.(a)	106,410	5,709,961
TIBCO Software, Inc.(a)	270,810	7,607,053

		42,841,925

		180,820,201

Health Care – 16.2%
Biotechnology – 3.2%
Biogen Idec, Inc.(a)	50,630	7,383,373
Gilead Sciences, Inc.(a)	162,230	8,813,956
Synageva BioPharma Corp.(a)(b)	45,490	2,277,229

		18,474,558

Health Care Equipment & Supplies – 4.6%
Covidien PLC	106,900	5,973,572
HeartWare International, Inc.(a)(b)	60,130	5,369,008
IDEXX Laboratories, Inc.(a)	42,610	3,756,924
Stryker Corp.	143,150	7,448,094
Volcano Corp.(a)	155,690	4,118,000

		26,665,598

Health Care Providers & Services – 3.9%
AmerisourceBergen Corp. – Class A	132,590	5,263,823
McKesson Corp.	93,410	8,475,090

10	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	164,570	$8,407,881

		22,146,794

Pharmaceuticals – 4.5%
Allergan, Inc./United States	99,920	8,200,434
Bristol-Myers Squibb Co.	272,930	9,716,308
Watson Pharmaceuticals, Inc.(a)	103,790	8,077,976

		25,994,718

		93,281,668

Consumer Discretionary – 12.6%
Automobiles – 0.6%
Harley-Davidson, Inc.	86,880	3,755,822

Hotels, Restaurants & Leisure – 3.7%
Chipotle Mexican Grill, Inc. – Class A(a)	7,230	2,113,546
Las Vegas Sands Corp.	81,380	2,963,860
Marriott Vacations Worldwide Corp.(a)	107,250	3,326,895
McDonald’s Corp.	100,880	9,014,637
Starwood Hotels & Resorts Worldwide, Inc.	67,470	3,653,500

		21,072,438

Internet & Catalog Retail – 2.6%
Amazon.com, Inc.(a)	31,220	7,283,626
HSN, Inc.(b)	56,570	2,396,305
priceline.com, Inc.(a)	8,510	5,631,408

		15,311,339

Media – 1.6%
CBS Corp. – Class B	146,730	4,909,586
Walt Disney Co. (The)	86,210	4,236,359

		9,145,945

Multiline Retail – 0.7%
Family Dollar Stores, Inc.	57,630	3,808,190

Specialty Retail – 0.9%
Bed Bath & Beyond, Inc.(a)	53,150	3,239,493
Tractor Supply Co.	21,530	1,956,431

		5,195,924

Textiles, Apparel & Luxury Goods – 2.5%
Coach, Inc.	135,200	6,669,416
PVH Corp.	42,198	3,351,787
VF Corp.	28,590	4,268,487

		14,289,690

		72,579,348

Industrials – 10.2%
Aerospace & Defense – 2.8%
Boeing Co. (The)	137,850	10,188,494
Precision Castparts Corp.	38,140	5,933,058

		16,121,552

Air Freight & Logistics – 1.1%
FedEx Corp.	65,710	5,933,613

ALLIANCEBERNSTEIN GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.0%
AMETEK, Inc.	127,920	$3,965,520
Emerson Electric Co.	161,400	7,710,078

		11,675,598

Industrial Conglomerates – 2.0%
Danaher Corp.	220,960	11,668,897

Machinery – 2.3%
Dover Corp.	113,190	6,165,459
Joy Global, Inc.	74,220	3,854,987
Parker Hannifin Corp.	41,030	3,295,530

		13,315,976

		58,715,636

Energy – 10.1%
Energy Equipment & Services – 5.4%
Halliburton Co.	156,340	5,179,544
National Oilwell Varco, Inc.	106,580	7,705,734
Schlumberger Ltd.	189,090	13,474,553
Technip SA	46,580	4,889,718

		31,249,549

Oil, Gas & Consumable Fuels – 4.7%
Anadarko Petroleum Corp.	59,460	4,128,902
Concho Resources, Inc.(a)	55,380	4,721,145
EOG Resources, Inc.	72,380	7,093,964
Noble Energy, Inc.	84,050	7,348,492
Occidental Petroleum Corp.	43,510	3,786,675

		27,079,178

		58,328,727

Consumer Staples – 9.3%
Beverages – 1.6%
Coca-Cola Enterprises, Inc.	92,300	2,706,236
PepsiCo, Inc.	90,540	6,584,974

		9,291,210

Food & Staples Retailing – 1.0%
CVS Caremark Corp.	122,720	5,553,080

Food Products – 1.0%
Kraft Foods, Inc. – Class A	144,070	5,721,020

Tobacco – 5.7%
Altria Group, Inc.	344,400	12,388,068
Philip Morris International, Inc.	225,470	20,616,977

		33,005,045

		53,570,355

Financials – 4.3%
Capital Markets – 1.5%
Affiliated Managers Group, Inc.(a)	39,580	4,416,732
Goldman Sachs Group, Inc. (The)	43,340	4,373,006

		8,789,738

12	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 0.9%
Wells Fargo & Co.	145,960	$4,934,908

Diversified Financial Services – 1.5%
IntercontinentalExchange, Inc.(a)	46,590	6,113,540
JPMorgan Chase & Co.	62,370	2,245,320

		8,358,860

Insurance – 0.4%
MetLife, Inc.	76,640	2,358,213

		24,441,719

Total Common Stocks (cost $508,065,929)		541,737,654

SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 5.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $31,896,344)	31,896,344	31,896,344

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $539,962,273)		573,633,998

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.0%
Investment Companies – 1.0%
AllianceBernstein Exchange Reserves – Class I, 0.19%(c) (cost $5,655,953)	5,655,953	5,655,953

Total Investments – 100.7% (cost $545,618,226)		579,289,951
Other assets less liabilities – (0.7)%		(3,754,301)

Net Assets – 100.0%		$575,535,650

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $508,065,929)	$541,737,654 (a)
Affiliated issuers (cost $37,552,297—including investment of cash collateral for securities loaned of $5,655,953)	37,552,297
Foreign currencies, at value (cost $114,628)	111,137
Receivable for investment securities sold	4,420,530
Receivable for shares of beneficial interest sold	593,523
Dividends and interest receivable	94,402

Total assets	584,509,543

Liabilities
Payable for collateral received on securities loaned	5,655,953
Payable for shares of beneficial interest redeemed	1,450,687
Payable for investment securities purchased	983,083
Advisory fee payable	353,763
Distribution fee payable	188,063
Transfer Agent fee payable	107,721
Accrued expenses	234,623

Total liabilities	8,973,893

Net Assets	$575,535,650

Composition of Net Assets
Shares of beneficial interest, at par	$153
Additional paid-in capital	651,950,579
Accumulated net investment loss	(1,249,956)
Accumulated net realized loss on investment and foreign currency transactions	(108,833,209)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	33,668,083

$575,535,650

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$482,560,790	11,980,875	$40.28	*

B	$24,578,126	929,963	$26.43

C	$58,755,252	2,207,120	$26.62

Advisor	$6,875,364	162,141	$42.40

R	$1,654,824	41,306	$40.06

K	$1,098,465	26,814	$40.97

I	$12,829	305.74	$41.96

(a)	Includes securities on loan with a value of $5,372,638 (see Note E).

*	The maximum offering price per share for Class A shares was $42.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $28,703)	$7,465,248
Affiliated issuers	21,981
Interest	31
Securities lending income	92,135	$7,579,395

Expenses
Advisory fee (see Note B)	4,403,557
Distribution fee—Class A	1,466,786
Distribution fee—Class B	285,278
Distribution fee—Class C	596,897
Distribution fee—Class R	7,373
Distribution fee—Class K	2,728
Transfer agency—Class A	1,528,251
Transfer agency—Class B	122,182
Transfer agency—Class C	203,567
Transfer agency—Advisor Class	23,560
Transfer agency—Class R	3,834
Transfer agency—Class K	2,056
Transfer agency—Class I	14
Custodian	164,278
Registration fees	130,592
Printing	118,934
Trustees’ fees	54,272
Audit	39,197
Legal	20,064
Miscellaneous	20,313

Total expenses		9,193,733

Net investment loss		(1,614,338)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(20,771,610)
Foreign currency transactions		98,388
Net change in unrealized appreciation/depreciation of:
Investments		43,306,995
Foreign currency denominated assets and liabilities		(3,642)

Net gain on investment and foreign currency transactions		22,630,131

Net Increase in Net Assets from Operations		$21,015,793

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,614,338)	$(3,544,005)
Net realized gain (loss) on investment and foreign currency transactions	(20,673,222)	129,815,564
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	43,303,353	6,427,119

Net increase in net assets from operations	21,015,793	132,698,678
Transactions in Shares of Beneficial Interest
Net decrease	(82,004,422)	(104,295,967)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	467,475	102,420

Total increase (decrease)	(60,521,154)	28,505,131
Net Assets
Beginning of period	636,056,804	607,551,673

End of period (including accumulated net investment loss of ($1,249,956) and undistributed net investment income of $0, respectively)	$575,535,650	$636,056,804

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the “Fund”), a series of The AllianceBernstein Portfolios (the “Trust”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

ALLIANCEBERNSTEIN GROWTH FUND •	17

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$180,820,201		$	– 0	–	$	– 0	–	$180,820,201
Health Care	93,281,668			– 0	–		– 0	–	93,281,668
Consumer Discretionary	72,579,348			– 0	–		– 0	–	72,579,348
Industrials	58,715,636			– 0	–		– 0	–	58,715,636
Energy	53,439,009			4,889,718			– 0	–	58,328,727
Consumer Staples	53,570,355			– 0	–		– 0	–	53,570,355
Financials	24,441,719			– 0	–		– 0	–	24,441,719
Short-Term Investments	31,896,344			– 0	–		– 0	–	31,896,344
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,655,953			– 0	–		– 0	–	5,655,953

Total Investments in Securities	574,400,233			4,889,718			– 0	–	579,289,951
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$574,400,233			$4,889,718		$	– 0	–	$579,289,951

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN GROWTH FUND •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,179,154 for the year ended July 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,096 from the sale of Class A shares and received $2,466, $20,599 and $1,226 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

ALLIANCEBERNSTEIN GROWTH FUND •	21

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$ 386	$246,984	$215,474	$31,896	$13

Brokerage commissions paid on investment transactions for the year ended July 31, 2012 amounted to $768,197, of which $1,350 and $628, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .30% of the Fund’s average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$597,166,219		$710,830,008
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$547,934,575

Gross unrealized appreciation	$53,224,328
Gross unrealized depreciation	(21,868,952)

Net unrealized appreciation	$31,355,376

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GROWTH FUND •	23

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2012, the Fund had securities on loan with a value of $5,372,638 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $5,655,953. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $92,135 and $8,707 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$78,534	$72,878	$5,656	$9

24	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

Class A
Shares sold	247,347	309,709	$9,526,736	$11,289,179

Shares converted from Class B	190,488	289,638	7,382,269	10,665,553

Shares redeemed	(2,063,334)	(2,660,413)	(79,069,835)	(96,599,294)

Net decrease	(1,625,499)	(2,061,066)	$(62,160,830)	$(74,644,562)

Class B
Shares sold	70,111	96,209	$1,768,792	$2,325,036

Shares converted to Class A	(289,180)	(436,263)	(7,382,269)	(10,665,553)

Shares redeemed	(177,349)	(293,656)	(4,480,655)	(7,049,060)

Net decrease	(396,418)	(633,710)	$(10,094,132)	$(15,389,577)

Class C
Shares sold	64,620	62,841	$1,654,370	$1,536,539

Shares redeemed	(356,024)	(530,277)	(9,040,569)	(12,901,480)

Net decrease	(291,404)	(467,436)	$(7,386,199)	$(11,364,941)

Advisor Class
Shares sold	28,738	45,129	$1,172,088	$1,781,029

Shares redeemed	(86,265)	(114,946)	(3,466,418)	(4,397,963)

Net decrease	(57,527)	(69,817)	$(2,294,330)	$(2,616,934)

Class R
Shares sold	11,586	9,358	$440,133	$342,084

Shares redeemed	(6,457)	(9,003)	(241,097)	(335,066)

Net increase	5,129	355	$199,036	$7,018

Class K
Shares sold	13,573	17,046	$556,000	$650,847

Shares redeemed	(21,773)	(25,621)	(823,967)	(937,820)

Net decrease	(8,200)	(8,575)	$(267,967)	$(286,973)

Class I
Shares sold	– 0	–	– 0	–(a)	$	– 0	–	$2

Net increase	– 0	–	– 0	–(a)	$	– 0	–	$2

(a)	Share amount is less than one full share.

For the years ended July 31, 2012 and July 31, 2011, the Fund received $467,475 and $102,420, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

ALLIANCEBERNSTEIN GROWTH FUND •	25

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2012.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(107,766,816	)(a)
Unrealized appreciation/(depreciation)	31,351,734	(b)

Total accumulated earnings/(deficit)	$(76,415,082)

(a)	On July 31, 2012, the Fund had a net capital loss carryforward of $106,516,860. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $1,249,956, which is deemed to arise on August 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

26	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2012, the Fund had a net capital loss carryforward of $106,516,860 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 87,483,924	$ n/a	2017
19,032,936	– 0 –	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and a net operating loss disallowance resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GROWTH FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 38.67	$ 31.40		$ 27.73		$ 35.95	$ 39.45

Income From Investment Operations
Net investment income (loss)(a)	(.06)	(.16)		(.09)		.03	(.27)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	7.43		3.76		(8.25)	(3.23)

Net increase (decrease) in net asset value from operations	1.61	7.27		3.67		(8.22)	(3.50)

Net asset value, end of period	$ 40.28	$ 38.67		$ 31.40		$ 27.73	$ 35.95

Total Return
Total investment return based on net asset value(b)*	4.16%	23.15%		13.23%		(22.87)%	(8.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$482,561	$526,113		$492,014		$494,401	$728,505
Ratio to average net assets of:
Expenses	1.46%	1.51	%(c)	1.54	%(c)	1.57%	1.37	%(d)
Net investment income (loss)	(.17)%	(.43	)%(c)	(.28	)%(c)	.11%	(.69)%
Portfolio turnover rate	103%	145%		229%		189%	100%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 25.58	$ 20.94		$ 18.64		$ 24.37	$ 26.95

Income From Investment Operations
Net investment loss(a)	(.25)	(.29)		(.22)		(.14)	(.39)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	4.93		2.52		(5.59)	(2.19)

Net increase (decrease) in net asset value from operations	.85	4.64		2.30		(5.73)	(2.58)

Net asset value, end of period	$ 26.43	$ 25.58		$ 20.94		$ 18.64	$ 24.37

Total Return
Total investment return based on net asset value(b)*	3.32%	22.16%		12.34%		(23.51)%	(9.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,578	$33,929		$41,044		$54,600	$114,510
Ratio to average net assets of:
Expenses	2.27%	2.31	%(c)	2.35	%(c)	2.41%	2.16	%(d)
Net investment loss	(.97)%	(1.22	)%(c)	(1.08	)%(c)	(.78)%	(1.48)%
Portfolio turnover rate	103%	145%		229%		189%	100%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 25.74	$ 21.06		$ 18.73		$ 24.47	$ 27.04

Income From Investment Operations
Net investment loss(a)	(.23)	(.28)		(.21)		(.11)	(.37)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	4.96		2.54		(5.63)	(2.20)

Net increase (decrease) in net asset value from operations	.88	4.68		2.33		(5.74)	(2.57)

Net asset value, end of period	$ 26.62	$ 25.74		$ 21.06		$ 18.73	$ 24.47

Total Return
Total investment return based on net asset value(b)*	3.42%	22.22%		12.44%		(23.46)%	(9.51)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,755	$64,319		$62,462		$62,069	$97,833
Ratio to average net assets of:
Expenses	2.18%	2.24	%(c)	2.27	%(c)	2.31%	2.10	%(d)
Net investment loss	(.89)%	(1.15	)%(c)	(1.01	)%(c)	(.64)%	(1.42)%
Portfolio turnover rate	103%	145%		229%		189%	100%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 40.59	$ 32.86		$ 28.93		$ 37.39	$ 40.90

Income From Investment Operations
Net investment income (loss)(a)	.05	(.05)		.01		.08	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.76	7.78		3.92		(8.54)	(3.35)

Net increase (decrease) in net asset value from operations	1.81	7.73		3.93		(8.46)	(3.51)

Net asset value, end of period	$ 42.40	$ 40.59		$ 32.86		$ 28.93	$ 37.39

Total Return
Total investment return based on net asset value(b)*	4.46%	23.52%		13.58%		(22.63)%	(8.58)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,875	$8,915		$9,513		$10,129	$24,857
Ratio to average net assets of:
Expenses	1.16%	1.21	%(c)	1.24	%(c)	1.27%	1.07	%(d)
Net investment income (loss)	.13%	(.12	)%(c)	.03	%(c)	.30%	(.39)%
Portfolio turnover rate	103%	145%		229%		189%	100%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 38.52	$ 31.32		$ 27.67		$ 35.87	$ 39.40

Income From Investment Operations
Net investment income (loss)(a)	(.12)	(.19)		(.11)		.04	(.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66	7.39		3.76		(8.24)	(3.21)

Net increase (decrease) in net asset value from operations	1.54	7.20		3.65		(8.20)	(3.53)

Net asset value, end of period	$ 40.06	$ 38.52		$ 31.32		$ 27.67	$ 35.87

Total Return
Total investment return based on net asset value(b)*	4.00%	22.99%		13.19%		(22.86)%	(8.96)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,655	$1,394		$1,122		$1,001	$1,097
Ratio to average net assets of:
Expenses	1.60%	1.60	%(c)	1.62	%(c)	1.56%	1.48%
Net investment income (loss)	(.32)%	(.53	)%(c)	(.37	)%(c)	.16%	(.81)%
Portfolio turnover rate	103%	145%		229%		189%	100%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 39.25	$ 31.81		$ 28.03		$ 36.21	$ 39.64

Income From Investment Operations
Net investment income (loss)(a)	.00 (e)	(.08)		(.01)		.08	(.20)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.72	7.52		3.79		(8.26)	(3.23)

Net increase (decrease) in net asset value from operations	1.72	7.44		3.78		(8.18)	(3.43)

Net asset value, end of period	$ 40.97	$ 39.25		$ 31.81		$ 28.03	$ 36.21

Total Return
Total investment return based on net asset value(b)*	4.38%	23.39%		13.49%		(22.59)%	(8.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,099	$1,375		$1,387		$1,258	$1,571
Ratio to average net assets of:
Expenses	1.28%	1.31	%(c)	1.31	%(c)	1.26%	1.16%
Net investment income (loss)	.01%	(.21	)%(c)	(.04	)%(c)	.29%	(.54)%
Portfolio turnover rate	103%	145%		229%		189%	100%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 40.08	$ 32.38		$ 28.43		$ 36.61	$ 39.97

Income From Investment Operations
Net investment income (loss)(a)	.13	.04		.03		.34	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75	7.66		3.92		(8.52)	(3.28)

Net increase (decrease) in net asset value from operations	1.88	7.70		3.95		(8.18)	(3.36)

Net asset value, end of period	$ 41.96	$ 40.08		$ 32.38		$ 28.43	$ 36.61

Total Return
Total investment return based on net asset value(b)*	4.69%	23.78%		13.89%		(22.34)%	(8.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$12		$10		$2,499	$12
Ratio to average net assets of:
Expenses	.96%	.97	%(c)	.83	%(c)	.97%	.89%
Net investment income (loss)	.33%	.10	%(c)	.32	%(c)	1.37%	(.21)%
Portfolio turnover rate	103%	145%		229%		189%	100%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

	Year Ended July 31, 2008
Class A	1.36%
Class B	2.15%
Class C	2.09%
Advisor Class	1.06%
Class R	– 0	–
Class K	– 0	–
Class I	– 0	–

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.38%, 0.25%, 0.25%, 0.55% and 0.03%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.08% and 0.02%, respectively.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios

and Shareholders of AllianceBernstein Growth Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Growth Fund (one of the series constituting The AllianceBernstein Portfolios) (the “Fund”), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2009, were audited by other auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth Fund of The AllianceBernstein Portfolios at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2012

ALLIANCEBERNSTEIN GROWTH FUND •	35

Report of Independent Registered Public Accounting Firm

TRUSTEES

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and

Independent Compliance Officer

Frank V. Caruso(2), Vice President

John H. Fogarty, Vice President

Komal Misra, Vice President

Amy P. Raskin(2), Vice President

Douglas M. Wagner, Vice President

David J. Wheeler, Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672
Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s Investment Advisory Members. Messrs. Caruso and Zlotnikov and Ms. Raskin are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

36	• ALLIANCEBERNSTEIN GROWTH FUND

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 80 (2001)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

ALLIANCEBERNSTEIN GROWTH FUND •	37

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 70 (2001)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

38	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	99	None

ALLIANCEBERNSTEIN GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	99	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.
+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

40	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Joseph H. Fogarty 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Komal Misra 45	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Amy P. Raskin 41	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Douglas M. Wagner 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

David J. Wheeler 46	Vice President	Vice President of the Adviser**, with which he has been associated since July 2008. Prior thereto, he was the senior energy research analyst at Neuberger Berman since prior to 2007.

Vadim Zlotnikov 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2007.

ALLIANCEBERNSTEIN GROWTH FUND •	41

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

42	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Fund (the “Fund”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN GROWTH FUND •	43

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

44	• ALLIANCEBERNSTEIN GROWTH FUND

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the Fund’s benchmark since November 3, 2008) and the Russell 3000 Growth Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the indices) the since inception period (September 1990 inception). The trustees noted that the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 3-year periods, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the indices in the 1-, 3-, 5- and 10-year periods. In the since inception period the Fund essentially matched the indices. The trustees also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had lagged the Lipper Large Cap Growth Funds Average but outperformed both indices. The trustees also noted that at their August 2008 meeting they had approved a broadening of the number of stocks in the Fund’s portfolio, including a new benchmark, the Russell 1000 Growth Index. As a result, the trustees gave less weight to the Fund’s investment performance prior to 2008. Based on their review, the trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule started at a higher rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a lower fee

ALLIANCEBERNSTEIN GROWTH FUND •	45

rate than that being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the average account size of the Fund was smaller than the size of the average account of the funds in its Expense Group, and that this adversely affects the Fund’s relative expense ratio because transfer agency fees are determined on an account by account basis. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds,

46	• ALLIANCEBERNSTEIN GROWTH FUND

and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GROWTH FUND •	47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Growth Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• ALLIANCEBERNSTEIN GROWTH FUND

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$635.5	Growth Fund

Set forth below are the Fund’s total expense ratios, for the most recently completed semi-annual period:5

Fund	Total Expense Ratio (as of 1/31/12)[6]		Fiscal Year End
Growth Fund	Advisor	1.24%	July 31
	Class A	1.54%
	Class B	2.35%
	Class C	2.27%
	Class R	1.61%
	Class K	1.30%
	Class I	0.98%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN GROWTH FUND •	49

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

50	• ALLIANCEBERNSTEIN GROWTH FUND

advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets: 8

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Growth Fund	$635.5	U.S. Research Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.301%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.9 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Effective Fund Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Growth Fund	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/ Unhedged	0.75%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN GROWTH FUND •	51

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Growth Fund	0.750	0.750	6/17

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.13

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

52	• ALLIANCEBERNSTEIN GROWTH FUND

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Fund	1.509	1.202	16/17	1.237	96/107

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GROWTH FUND •	53

resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,685, $2,661,149 and $33,688 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $333,599 in fees from the Fund.15

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Funds’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.
16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

54	• ALLIANCEBERNSTEIN GROWTH FUND

fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GROWTH FUND •	55

fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth Fund
1 year	5.16	5.09	4.26	8/17	48/127
3 year	25.44	24.79	24.82	7/16	41/115
5 year	2.16	3.03	3.28	13/16	76/99
10 year	4.06	4.06	3.63	7/13	32/73

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.
21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.
22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
24	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.
25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN GROWTH FUND

	Periods Ending February 29, 2012 Annualized Performance
						Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Growth Fund	5.16	25.44	2.16	4.06	8.90	17.69	0.21	10
Russell 1000 Growth Index[26]	7.62	27.51	4.54	4.30	8.94	16.34	0.22	10
Russell 3000 Growth Index	7.19	27.78	4.48	4.48	8.85	N/A	N/A	N/A
Inception Date: September 4, 1990

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

26	Prior to November 3, 2008, the Fund’s benchmark was the Russell 3000 Growth Index.

ALLIANCEBERNSTEIN GROWTH FUND •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

58	• ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN GROWTH FUND

ALLIANCEBERNSTEIN GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0151-0712

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting Ernst & Young LLP for the Fund’s last two years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2011	$29,000	—	$10,413
2012	$29,000	$551	$10,817

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2011	$888,149	$ $ $	10,413 — (10,413)
2012	$926,568	$ $ $	11,368 (551 (10,817	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: September 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: September 24, 2012